SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 24, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Tasker Capital Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


      000-32019                                           88-0426048
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


         40 Grove Street, Suite 140, Wellesley, Massachusetts  02482
         -------------------------------------------------------------
         (address of principal executive offices)           (Zip Code)


                                 (781) 237-3600
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              (Registrant's telephone number, including area code)

                                      None
         ---------------------------------------------------------------
         (Former name and former address, if changed since last report.)

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Item 5. Other Events.

On July 28, 2003, Tasker Capital Corp. (the "Company") closed a private equity financing in which the Company raised $342,335 from several investors. In connection with the private placement, the Company sold 1,369,340 shares of the Company's common stock. The Company plans to use the proceeds from the financing to fund the development, marketing and distribution of consumable products in the consumer deodorant breath care, animal deodorant breath care and soft drink markets.


Item 7.  Exhibits.

Exhibit No.             Description
-----------             -----------

   1.1           Press Release, dated as of July 24, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Tasker Capital Corp.


                                       By: /s/ Arthur P. Bergeron
                                           --------------------------
                                           Arthur P. Bergeron
Date: July 24, 2003                        President